EXH 10.10
                      ADVERTISING PARTICIPATION AGREEMENT

   1. THIS IS AN AGREEMENT BETWEEN BIDGIVE GROUP, LLC ("BIDGIVE") AND THE ADVERTISER LISTED BELOW ("ADVERTISER").
   2. ADVERTISER AGREES TO PARTICIPATE IN THE SPECIAL FULL-PAGE INSERT IN THE _______________________________ NEWSPAPER IN SUPPORT OF PARTICIPATING NOT-FOR-PROFIT ORGANIZATIONS. PUBLICATION DATE IS _________________, 2003.
   3. ADVERTISER HAS SELECTED AN AD SIZE OF _____________, FOR A FEE OF $________, PAYABLE IN $_________ CASH AND ______ (NUMBER) $_________
       CERTIFICATES.
   4. BIDGIVE WILL DESIGN AND LAYOUT THE AD AT ADVERTISER'S REQUEST WITHOUT CHARGE.
   5. PAYMENT FOR THE AD IS DUE AT THE TIME ADVERTISER ACCEPTS THE PROOF OF THE AD FROM BIDGIVE.
   6. IF ADVERTISER HAS RESERVED PLACEMENT, ADVERTISER HAS PAID FIFTY DOLLARS ($50), AS A NON-REFUNDABLE DEPOSIT TO RESERVE THE SPACE, AND RECEIPT OF THE DEPOSIT OR TERMS OF PAYMENT HAVE BEEN ACCEPTED BY BIDGIVE. THE DEPOSIT WILL BE APPLIED TO THE FEE DESCRIBED IN ITEM #3 ABOVE AND DEDUCTED FROM THE OUTSTANDING BALANCE. PLACEMENT RESERVED IS _________________________. TERM OF PAYMENT __________________________
       AND DUE DATE IS _________________.
   7. ALL COPY SUBMITTED BY ADVERTISER IS DUE BEFORE THE CLOSING DATE OF _________________. COPY SUBMITTED AFTER THIS DATE WILL NOT BE ACCEPTED AND IN THE EVENT ADVERTISER HAS PAID A DEPOSIT TO RESERVE THE AD SPACE, THE DEPOSIT WILL BE FORFEITED.
   8. BIDGIVE IS NOT RESPONSIBLE FOR ANY ADVERTISING NOT ACCEPTED BY THE ABOVE-NAMED NEWSPAPER OR THE FAILURE OF ANY ADVERTISING TO APPEAR. IN THE EVENT OF EITHER SUCH EVENT, THE PAYMENT BY ADVERTISER WILL BE PROMPTLY REFUNDED LESS A $25 HANDLING FEE.
   9. ADVERTISER IS SOLELY RESPONSIBLE FOR THE USE BY ADVERTISER OF ANY NAME, WORK PROTECTED BY OTHERS' COPYRIGHT, PHOTOGRAPH OR TRADEMARK, AND SHALL INDEMNIFY AND DEFEND BIDGIVE FOR ALL SUCH CLAIMS.
   10. ADVERTISING CANCELED BEFORE THE CLOSING DATE IS FULLY REFUNDABLE LESS A $25 HANDLING FEE. ADVERTISING CANCELLED AFTER THE CLOSING DATE WILL BE REFUNDED FIFTY PERCENT. CANCELLATION MUST BE RECEIVED IN WRITING.
   11. BIDGIVE IS NOT RESPONSIBLE FOR ANY DELAY IN PUBLISHING, DISTRIBUTION OR DELIVERY BEYOND ITS CONTROL, INCLUDING THE FAILURE OF THE NAMED NEWSPAPER TO PUBLISH, DISTRIBUTE OR DELIVER FOR ANY REASON. IN THE EVENT OF SUCH FAILURES, THE ADVERTISING FEE WILL BE FULLY REFUNDED LESS A $25 HANDLING FEE.
   12. THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF _______________________, COUNTY OF _________________________.

   SIGNED AND ACCEPTED THIS ______ DAY OF _______________, 2003.


   _____________________________
   ADVERTISER
   BY: __________________________             ______________________________
   TITLE: ________________________            BIDGIVE MARKETING REPRESENTATIVE



                          ADVERTISER CONTACT INFORMATION


   TRADE NAME:

   ___________________________________________________________

   PRINCIPAL ADDRESS:


   NUMBER AND STREET


   ___________________________________________________________
   CITY                                                  STATE
   ZIP

   _____________________________________________________________________
   TELEPHONE                                       FAX
   EMAIL





   BIDGIVE CONTACT INFO:

   MARKETING REPRESENTATIVE -

             PHONE # -                        EMAIL -

   CORPORATE OFFICE - 3229 WENTWOOD DR., STE. 200, DALLAS, TEXAS, 75225

             PHONE # - (972) 943-4185